Exhibit 10.21

EXECUTION COPY

FIFTH AMENDMENT TO
MASTER TRANSACTION AGREEMENT

This Fifth Amendment to Master Transaction Agreement (this “Amendment”), dated as of September 30, 2008 (the “Amendment Date”), by and among MXenergy Inc., a Delaware corporation (the “Counterparty”), MXenergy Holdings Inc. and certain Subsidiaries thereof, as guarantors (collectively, the “Guarantors”), and Société Générale, as hedge provider (the “Hedge Provider”).

PRELIMINARY STATEMENTS

A.                                   Reference is made to the Master Transaction Agreement, dated as of August 1, 2006 (as amended by (i) the First Amendment to Master Transaction Agreement dated as of April 6, 2007, (ii) the Second Amendment to Master Transaction Agreement dated as of December 17, 2007, (iii) the Third Amendment to Master Transaction Agreement dated as of May 12, 2008, and (iv) the Fourth Amendment to Master Transaction Agreement dated as of July 31, 2008, collectively, the “Agreement”), among the Counterparty, the Guarantors and the Hedge Provider (unless otherwise expressly provided herein, capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement);

B.                                     The Counterparty and the Guarantors have requested that the Hedge Provider amend the Agreement as hereinafter provided; and

C.                                     The Hedge Provider is willing to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

AGREEMENT

Section 1.                                            Amendments to Agreement.  The Agreement is hereby amended, effective as of the Amendment Date,  as follows:

(a)                                  Amendment to Section 1.01.  The definition of “Credit Agreement” in Section 1.01 of the Agreement is hereby amended and restated, effective as of the Amendment Date, in its entirety to read as follows:

““Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of September 30, 2008 among the Borrowers, the Guarantors, the Lenders, and the Administrative Agent.”

(b)                                 Amendment to Section 6.01.  Section 6.01 of the Agreement is hereby amended and restated, effective as of the Amendment Date, in its entirety to read as follows:

“Section 6.01                          Credit Agreement Negative and Financial Covenants.  Take or fail to take any action which causes a violation of any of the negative covenants or financial covenants set forth in Article VI of the Credit Agreement, each as in effect on the Closing Date (as defined in the Credit Agreement), each such negative covenant and financial covenant, and all defined terms set forth in the Credit Agreement and referenced therein in their respective entireties (in each case as in effect on the Closing Date (as defined in the Credit Agreement)) being hereby incorporated herein by reference as if fully set forth herein (all such negative covenants, financial covenants and related defined terms being collectively referred to herein as the “First Lien Negative Covenants”).”

Section 2.                                            Consent to Risk Management Policy.  The Hedge Provider hereby consents, effective as of the Amendment Date, to the revised Risk Management Policy dated September [    ], 2008 and delivered by the Counterparty to the Hedge Provider before the Amendment Date.

Section 3.                                            Conditions to Effectiveness.  This Amendment shall be effective on the date when the Hedge Provider shall have received each of the following, in form and substance satisfactory to the Hedge Provider (such date, the “Amendment Effective Date”):

(a)                                  counterparts of this Amendment, duly executed and delivered by the Counterparty and the Guarantors;

(b)                                 a fully executed copy of the Second Amended and Restated Credit Agreement, dated as of September 30, 2008 (the “Credit Agreement”), duly executed and delivered by Transaction Parties, the Administrative Agent and the Majority Lenders;

(c)                                  a complete revised Risk Management Policy of the Counterparty, in form and substance satisfactory to the Hedge Provider in its sole discretion;

(d)                                 evidence reasonably acceptable to the Hedge Provider that all conditions to effectiveness of the Credit Agreement shall have been satisfied; and

(e)                                  evidence satisfactory to the Hedge Provider that the Counterparty has paid all accrued and unpaid costs, expenses, fees and other amounts (including, without limitation, Management Fees and attorneys’ fees) due and payable to the Hedge Provider as of the Amendment Date pursuant to the Agreement or any other Transaction Document.

Section 4.                                            Representations and Warranties.  Each Transaction Party hereby jointly and severally represents and warrants to the Hedge Provider that, as of the Amendment Date and the Amendment Effective Date:

(a)                                  all representations and warranties of such Transaction Party contained in the Agreement and any other Transaction Document are true and correct in all material respects with the same effect as if such representations and warranties had been made on the Amendment Date (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date); and

(b)                                 no Specified Event has occurred and is continuing.

Section 5.                                            Consent of Guarantors; Confirmation of Guarantees and Transaction Documents.  Each Guarantor hereby consents to the execution, delivery and performance of this Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee contained in Article VIII of the Agreement and the terms and provisions of each other Transaction Document are, and each of the same shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

Section 6.                                            Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York without regard to conflict of laws principles.

Section 7.                                            Entire Agreement; Transaction Document.  This Amendment, the Agreement and the other Transaction Documents constitute the entire agreement and understanding among the parties and supersede all prior agreements and understandings, whether written or oral, among the parties hereto concerning the transactions provided herein and therein.  This Amendment is and shall be deemed to be a Transaction Document in all respects and for all purposes.

Section 8.                                            Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

Section 9.                                            Headings.  The headings set forth in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 10.                                      Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Date.

COUNTERPARTY:

MXENERGY INC.

By:	/s/ CHAITU PARIKH
Chaitu Parikh
Vice President and Chief Financial Officer

GUARANTORS:

MXENERGY ELECTRIC INC.
MXENERGY HOLDINGS INC.
ONLINE CHOICE INC.
MXENERGY GAS CAPITAL HOLDINGS CORP.
MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.
MXENERGY GAS CAPITAL CORP.
MXENERGY ELECTRIC CAPITAL CORP.
MXENERGY CAPITAL HOLDINGS CORP.
MXENERGY CAPITAL CORP.
MXENERGY SERVICES INC.
INFOMETER.COM INC.

By:		/s/ CHAITU PARIKH
Chaitu Parikh
Vice President and Chief Financial Officer

HEDGE PROVIDER:

SOCIÉTÉ GÉNÉRALE

By:	/s/ GONZAGUE BATAILLE
	Name:	Gonzague Bataille
	Title:	Head of Commodities Market – Americas

Fifth Amendment to Master Transaction Agreement